UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     FEBRUARY 19, 2008
                                                    -------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                33-81808                              22-3276290
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        (Commission File Number)           (IRS Employer Identification No.)

             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                     07470
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 628-3000
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                 (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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            (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


                                            ADDITIONAL REGISTRANTS

                                                                               Address, including zip
                                                                                code and telephone
                                  State or other         Registration         number, including area
                                 jurisdiction of          No./I.R.S.           code, of registrant's
 Exact name of registrant        incorporation or         Employer                  principal
as specified in its charter        organization       Identification No.         executive offices
---------------------------        ------------       ------------------         -----------------
Building Materials                   Delaware            333-69749-01/           1361 Alps Road
Manufacturing Corporation                                 22-3626208             Wayne, NJ 07470
                                                                                 (973) 628-3000
























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



ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 19, 2008, Building Materials Corporation of America ("BMCA" or the "Company") amended the management agreement with G-I Holdings Inc., Merick Inc., International Specialty Products Inc., International Specialty Holdings LLC, ISP Minerals Inc., ISP Investco LLC, GAF Broadcasting Company, Inc., and ISP Management Company, Inc. ("ISP"), as assignee of ISP Chemco LLC (formerly ISP Chemco, Inc.), each of whom is an affiliate of the Company, effective January 1, 2007, whereby ISP provides the Company with certain management services. The purpose of the amendment was to adjust the management fees and rent payable by the Company to ISP under the management agreement. Accordingly, the aggregate amount payable to ISP under the management agreement for services provided to the Company in 2007, inclusive of the services provided to G-I Holdings, was approximately $6.7 million.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

10.1 Amendment No. 9 to the Amended and Restated Management Agreement, dated as of January 1, 2007, by and among G-I Holdings Inc., Merick Inc., International Specialty Products Inc., International Specialty Holdings LLC, ISP Minerals Inc., ISP Investco LLC, GAF Broadcasting Company, Inc., Building Materials Corporation of America and ISP Management Company, Inc. as assignee of ISP Chemco LLC (formerly ISP Chemco, Inc.).






















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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: February 25, 2008            By:   /s/ John F. Rebele
                                        ------------------------------
                                        Name:  John F. Rebele
                                        Title: Senior Vice President,
                                               Chief Financial Officer and
                                               Chief Administrative Officer

























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



                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     10.1 Amendment No. 9 to the Amended and Restated Management Agreement, dated as of January 1, 2007, by and among G-I Holdings Inc., Merick Inc., International Specialty Products Inc., International Specialty Holdings LLC, ISP Minerals Inc., ISP Investco LLC, GAF Broadcasting Company, Inc., Building Materials Corporation of America and ISP Management Company, Inc. as assignee of ISP Chemco LLC (formerly ISP Chemco, Inc.).


























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